TIFF Investment Program, Inc. (TIP)
Supplement dated June 4, 2009 to the Prospectus dated April 30, 2009

The Board of Directors of TIP has approved changes to Multi-Asset Fund’s self-constructed benchmark to be effective as of July 1, 2009.

As of July 1, 2009, the following section will replace the table appearing after the second paragraph of the section entitled “Performance Benchmark” on page 3 of the prospectus:

Asset Segment	Weight	Benchmark*

Total Return Assets

Global Stocks	58%	MSCI All Country World Index (with 1.5x weight to emerging markets)

High Yield Bonds	7%	Barclays Capital High Yield 2% Issuer Capped Bond Index

Inflation Hedges

Commodities	5%	Dow Jones-UBS Commodity Index Total Return**

REITs	5%	MSCI US REIT Index

All Purpose Hedges

Inflation-Linked Bonds	20%	Barclays Capital US Government Inflation-Linked Bond Index

Cash Equivalents	5%	Merrill Lynch US 6-Month Treasury Bill Index

* In addition to reporting the performance of this self-constructed benchmark, the Fund may report adjusted performance equal to the weighted average return of the asset segments’ benchmarks less a total of 0.20% to reflect an estimate of the costs of investing passively in such segments.

** Formerly known as the Dow Jones AIG Commodity Total Return Index.

The following sentence is added to the end of footnote [c] on page 14 of the prospectus:

The Constructed MAF Index will change again as of July 1, 2009.

Please keep this supplement for future reference.